UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SAFESTITCH MEDICAL, INC.

(Name of Registrant as Specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY

STOCKHOLDERS IN LIEU OF A MEETING

Dear SafeStitch Stockholder:

The enclosed Information Statement is being furnished by the Board of Directors (the “Board”) of SafeStitch Medical, Inc., a Delaware corporation (the “Company”), to the holders of record (the “Stockholders”) of our common stock, par value $0.001 per share (the “Common Stock”) and Series B convertible preferred stock, par value $0.01 per share (the “Preferred Stock”), at the close of business on October 29, 2013 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our Stockholders of action taken by written consent of the holders of a majority of our voting stock for all Actions (as defined below). As of the Record Date, there were 168,355,715 shares of our Common Stock issued and outstanding and 7,569,704.4 shares of our Preferred Stock issued and outstanding. On or about October 29, 2013, the Company received written consents in lieu of a meeting of Stockholders from holders of approximately 89% of our Common Stock and approximately 98% of our Preferred Stock representing a majority of the total issued and outstanding shares of capital voting stock of the Company (the “Majority Stockholders”) to authorize the Board to approve the following:

(1) to file an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) which (a) increases the number of authorized shares of Common Stock from 225,000,000 to 750,000,000 shares (the “Common Stock Increase”), and (b) makes certain other changes;

(2) to file the Restated Certificate to change the name of the Company to “TransEnterix, Inc.” (the “Name Change”);

(3) to approve the amendment and restatement of our 2007 Incentive Compensation Plan (the “2007 Plan”) (a) increasing the number of shares of Common Stock authorized for issuance under the 2007 Plan from 5,000,000 shares of Common Stock to 24,700,000 shares of Common Stock, (b) increasing the per-person award limitations for Options or Stock Appreciation Rights from 1,000,000 to 2,500,000 shares and for Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards from 500,000 to 1,000,000 shares, and (c) changing the name of the 2007 Plan to reflect the Name Change (collectively, the “2007 Plan Amendments”); and

(4) to approve an amendment and restatement of our Bylaws (the “Amended Bylaws”), changing the name of our Bylaws to reflect the Name Change.

The Restated Certificate, 2007 Plan Amendments and Amended Bylaws (collectively, the “Actions”) were approved by the Board subject to obtaining subsequent stockholder approval. The Majority Stockholders approved the Actions by written consent in lieu of a meeting on or about October 29, 2013. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions. The Restated Certificate (which include the Common Stock Increase and Name Change among other changes) will become effective when we file the Restated Certificate with the Secretary of State of the State of Delaware. The Restated Certificate will not be filed, and the 2007 Plan Amendments and Amended Bylaws will not become effective, in each case until the date that is at least 20 days after the enclosed Information Statement is first mailed or otherwise delivered to our Stockholders. We have attached as Exhibit A hereto a form of the proposed Restated Certificate. We have attached as Exhibit B hereto the Amended and Restated 2007 Incentive Compensation Plan. We have attached as Exhibit C hereto a form of the proposed Amended Bylaws.

The Actions taken by written consent were taken pursuant to Section 228 of the Delaware General Corporation Law, referred to as the DGCL, which provides that any action that may be taken at a meeting of the stockholders may be taken by the written consent of the holders of the number of shares of voting stock required to approve the action at a meeting. On such basis, in order to eliminate the costs and management time involved in holding a special meeting of stockholders, our Majority Stockholders approved the Restated Certificate, the 2007 Plan Amendments and Amended Bylaws in accordance with the DGCL. This Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act, and the rules promulgated by the SEC thereunder, solely for the purpose of informing our stockholders of the actions taken by the written consent before they become effective.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR

ABOUT NOVEMBER [    ], 2013. THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND

NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED

HEREIN. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

Date of this Notice and the enclosed Information Statement: November [    ], 2013.

Sincerely yours,

Todd M. Pope
Chief Executive Officer

SAFESTITCH MEDICAL, INC.

635 DAVIS DRIVE, SUITE 300

MORRISVILLE, NC 27560

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT

GENERAL INFORMATION

SafeStitch Medical, Inc., a Delaware corporation, with its principal executive offices located at 635 Davis Drive, Suite 300, Morrisville, North Carolina, 27560, is sending you this Notice and Information Statement to notify you of actions that the holders of a majority of our outstanding voting capital stock have taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “we,” “our,” “us” and “SafeStitch” are to SafeStitch Medical, Inc.

Copies of this Information Statement are being mailed on or about November [    ], 2013 to the holders of record on the Record Date of the outstanding shares of our Common Stock and Preferred Stock.

Action by Written Consent

The following actions were approved by the written consent of the Majority Stockholders in lieu of a special meeting:

•	The adoption of the Restated Certificate (which includes the Common Stock Increase and Name Change among other changes);

•	The approval of the amendment and restatement of the 2007 Plan, which includes the 2007 Plan Amendments; and

•	The adoption of the Amended Bylaws.

The approval becomes effective on the date that is 20 days after this Information Statement is first mailed or otherwise delivered to our security holders.

Stockholders Entitled to Receive Notice of Action by Written Consent

Stockholders may take action pursuant to a written consent in lieu of a meeting of stockholders, in accordance with Section 228 of the DGCL, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board elected to utilize the written consent of the holders of at least a majority in interest of our voting securities for all Actions. As required by the SEC rules and in accordance with Rule 14c-2(b) of the Exchange Act, we will mail the Notice and Information Statement to all of our Stockholders on or about November [    ], 2013.

Only holders of record of our Common Stock and Preferred Stock at the close of business on the Record Date are entitled to notice of the action taken by written consent.

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Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 days after the first mailing or other delivery of this Information Statement. After the foregoing 20-day period, we will file the Restated Certificate with the Secretary of State of the State of Delaware, which filing will result in the Common Stock Increase and the Name Change along with the other changes described herein and set forth in the Restated Certificate becoming effective. In addition, the 2007 Plan Amendments will become effective after such 20-day period. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the Majority Stockholders.

Dissenters’ Rights of Appraisal

No dissenter’s rights are afforded to our stockholders under Delaware law as a result of the adoption of the Actions.

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitation. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of our Common Stock and Preferred Stock.

ACTIONS TO BE TAKEN

With respect to each Action described in this Information Statement, the Board reserves the right, notwithstanding that the Majority Stockholders have approved each action, to elect not to proceed with one or more Actions if the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Stockholders to consummate any one or more of the Actions.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent our expectations or beliefs concerning future events. When used in this Information Statement, the terms “anticipate,” “believe,” “estimate,” “expect” and “intend” and words or phrases of similar import, as they relate to us, are intended to identify forward-looking statements. We undertake no obligation to update, and we do not have a policy of updating or revising, these forward-looking statements.

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ACTION ONE: APPROVAL TO INCREASE THE AUTHORIZED NUMBER OF

SHARES OF COMMON STOCK TO 750,000,000 SHARES

General

Our Board and the Majority Stockholders approved the Common Stock Increase whereby the number of authorized shares of our Common Stock will be increased from 225,000,000 to 750,000,000 shares upon the filing of the Restated Certificate.

Purpose and Effect of Increasing the Number of Authorized Shares

The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock, if and when issued. These shares would have the same rights and privileges as the shares of Common Stock currently outstanding.

Our Board believes that the Common Stock Increase is in the best interests of the Company and its Stockholders. The purpose of increasing the number of authorized shares of Common Stock is to have shares available for issuance for such corporate purposes as the Board may determine in its discretion, including, without limitation:

•	Equity financings;

•	Acquisitions of intellectual property, products or companies;

•	Issuances pursuant to our Amended and Restated 2007 Incentive Compensation Plan

•	Forward stock splits;

•	Stock dividends or other distributions;

•	Conversion of convertible securities, including the outstanding Series B Preferred Stock into Common Stock; and

•	Other corporate purposes.

The Company has no such plans, proposals, or arrangements, written or otherwise, at this time to issue any of the newly available authorized shares of Common Stock except for the conversion of the outstanding Series B Preferred Stock into 75,697,044 shares of Common Stock.

The issuance of additional shares of Common Stock could make it more difficult for a third party to acquire the Company or assume a controlling interest because such a party would need to purchase more shares to acquire the same ownership percentage of our Company. The increase in the number of authorized shares of Common Stock is not the result of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Common Stock Increase a plan by management to adopt a series of amendments to the Company’s charter or Bylaws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the increase in the number of shares of Common Stock that the Company is able to issue is so that the Company is able to convert the outstanding Series B Preferred Stock into Common Stock and authorize enough shares of Common Stock to enable option grants and option exercises under the Amended and Restated 2007 Incentive Compensation Plan as well as to establish a reserve for future equity offerings or acquisitions. Any issuance of additional shares of Common Stock could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

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ACTION 2: APPROVAL TO CHANGE THE COMPANY’S NAME

General

Our Board and the Majority Stockholders approved the Name Change, which is being made in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of August 13, 2013 (“Merger Agreement”), by and among the Company, TransEnterix, Inc., a Delaware corporation (“TransEnterix”), and Tweety Acquisition Corp. (“Merger Sub”). Pursuant to the Merger Agreement, on September 3, 2013, TransEnterix merged with and into Merger Sub (the “Merger”), thereby becoming a wholly owned subsidiary of the Company under the name “TransEnterix, Inc.”

Effects of the Name Change

Prior to filing the Restated Certificate reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form. Upon the effectiveness of the Name Change, the Company will be known as TransEnterix, Inc. and will apply for a new symbol under which the Common Stock will trade. The Common Stock will also have a new CUSIP number. Stockholders will not be required to tender their shares of Common Stock for reissuance; however, shares that are submitted to the transfer agent for whatever reason will be reissued under the new name and CUSIP number. Until approval of the name change by FINRA and issuance by FINRA of the Company’s new ticker symbol following the filing of the Restated Certificate with the Secretary of State of Delaware, the Company’s Common Stock will continue to trade on the OTCBB under its current ticker symbol “SFES.” Following such approval, we anticipate the Company’s Common Stock to trade on the OTCBB under the new ticker symbol, “TRXC.”

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ACTION 3: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2007 PLAN

TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR

ISSUANCE AND PER PERSON AWARD LIMITATIONS, AND

CHANGE THE NAME OF THE 2007 PLAN TO REFLECT NAME CHANGE

General

The Board adopted and approved, and the Majority Stockholders approved, the 2007 Plan Amendments pursuant to which (i) the number of shares authorized to be issued under the 2007 Plan was increased from 5,000,000 to 24,700,000 shares of Common Stock, (ii) the per-person award limitations for Options or Stock Appreciation Rights were increased from 1,000,000 to 2,500,000 shares and for Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards from 500,000 to 1,000,000 shares and (iii) the name of the 2007 Plan was amended to reflect the Name Change.

Description of the 2007 Plan

The following is a summary of the material provisions of the 2007 Plan. This summary is qualified in its entirety by reference to full text of the Amended and Restated 2007 Incentive Compensation Plan, which is attached to this Information Statement as Exhibit B and is hereby incorporated by reference herein. You are urged to read the full text of the Amended and Restated 2007 Incentive Compensation Plan.

Background and Purpose.

On November 13, 2007, our Board adopted the Company’s 2007 Plan, which was approved on the same date by a written consent of the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting of the stockholders in accordance with the relevant sections of the Delaware General Corporation Law. We most recently amended the 2007 Plan on June 19, 2012 in order to increase the number of shares authorized to be issued under the 2007 Plan to 5,000,000 shares of Common Stock.

Purpose.

The purpose of the 2007 Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries and affiliates. The 2007 Plan is intended to enable those persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2007 Plan, 5,000,000 shares of our Common Stock were originally reserved for issuance, of which 705,500 remain available for new issuances. Any shares that are subject to awards of stock options or stock appreciation rights count against this limit as one share for every share granted. Any shares that are subject to awards other than stock options or stock appreciation rights count against this limit as 1.5 shares for every one share granted. If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares, then the shares subject to such forfeiture, expiration, termination, cash settlement or non-issuance will again become available for awards under the 2007 Plan. If any option or other award is exercised through the tendering of shares (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements, then only the net of the shares tendered or withheld will count towards the limit. Awards issued in substitution for awards previously granted by a company acquired by us or one of our subsidiaries or affiliates, or with which we or one of our subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the 2007 Plan. The maximum number of shares of our Common Stock that may be issued under the 2007 Plan as a result of the exercise of incentive stock options is 2,000,000 subject to the adjustments described above.

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The 2007 Plan Amendments impose individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year of the Company, no eligible person may be granted (i) stock options or stock appreciation rights with respect to more than 2,500,000 shares of our Common Stock, or (ii) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 1,000,000 shares of our Common Stock, in each case, subject to adjustment in certain circumstances, such that in no event would an adjustment to the resulting number of shares be less than 1,000,000 Shares for options and 500,000 shares for restricted stock, deferred stock, performance shares and/or other stock-based awards. The maximum amount that may be paid out as performance units (which are described below) with respect to any 12-month performance period is $2,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and for any performance period that is more than 12 months, is $2,000,000 multiplied by the number of full 12-month periods that are in the performance period.

The Compensation Committee administers the 2007 Plan and is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that an extraordinary dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects our Common Stock so that an adjustment is appropriate. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.

The persons eligible to receive awards under the 2007 Plan are our officers, directors, employees, consultants and other persons who provide services to us or any of our subsidiaries or affiliates. An employee on leave of absence may be considered as still in our employ for purposes of eligibility for participation in the 2007 Plan. As of the Record Date, approximately 90 persons were eligible to participate in the 2007 Plan.

Administration.

The 2007 Plan is administered by the Compensation Committee (sometimes referred to in this description as the “committee”); provided, however, that except as otherwise expressly provided in the 2007 Plan, the Board may exercise any power or authority granted to the committee under the 2007 Plan. Subject to the terms of the 2007 Plan, the committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2007 Plan, construe and interpret the 2007 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2007 Plan.

Stock Options and Stock Appreciation Rights.

The committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs”, which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of our Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the committee, but the exercise price of a stock option that is intended to qualify as an incentive stock option under Section 422 of the Code, and the grant price of a stock appreciation right, may not be less than the fair market value of a share of our Common Stock on the date of grant. For purposes of the 2007 Plan, the term “fair market value” means the fair market value of our Common Stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee, the fair market value of a share of our Common Stock as of any given date is the closing sales price per share as reported on the principal stock exchange or market on which our Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and

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settlement and other terms of the stock appreciation right are determined by the committee. The committee, thus, may permit the exercise price of options awarded under the 2007 Plan to be paid in cash, shares, other awards or other property (including loans). Options may be exercised by payment of the exercise price in cash, shares of our Common Stock, outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time.

Restricted and Deferred Stock.

The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our Common Stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. An eligible person granted restricted stock generally has all of the rights of a Company stockholder, unless otherwise determined by the committee. An award of deferred stock confers upon the recipient the right to receive shares of our Common Stock at the end of a specified deferral period, subject to any risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The committee is authorized to grant dividend equivalents conferring on recipients the right to receive, currently or on a deferred basis, cash, shares of our Common Stock, other awards or other property equal in value to dividends paid on a specific number of shares of our Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our Common Stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations.

The committee is authorized to grant shares of our Common Stock as a bonus, free of restrictions, or to grant shares of Common Stock or other awards in lieu of obligations of us to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to any terms that the committee may specify.

Other Stock-Based Awards.

The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our Common Stock. The committee determines the terms and conditions of those awards.

Performance Awards.

The committee is authorized to grant performance awards to eligible persons on terms and conditions established by the committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of our Common Stock (in which case they are referred to as performance shares) or by reference to a designated amount of property, including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination of those things, as determined by the committee. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify those awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in the company’s filings with the SEC by reason of the employee being among our two most highly-compensated officers for the taxable year (other than our chief executive officer). If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee and not the Board.

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If and to the extent that the committee determines that these provisions of the 2007 Plan are to be applicable to any award, one or more of the following business criteria for us and our subsidiaries, on a consolidated basis, and/or for any of our subsidiaries or affiliates, or for business or geographical units of us and/or any of our subsidiaries or affiliates (except with respect to the total stockholder return and earnings per share criteria), will be used by the committee in establishing performance goals for awards under the 2007 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) the fair market value per share of our Common Stock. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to us. The committee will exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to our operations or not within our management’s reasonable control or (iii) a change in accounting standards required by generally accepted accounting principles.

The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards.

Awards may be settled in the form of cash, shares of our Common Stock, other awards or other property, in the discretion of the committee, and may be made in a single payment or transfer, in installments or on a deferred basis. The committee may make provision for the payment or crediting of interest on installment or deferred payments or the grant or credit of dividend equivalents or other amounts in respect of installment or deferred payments denominated in shares of our Common Stock. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our Common Stock or other property to be distributed will be withheld (or previously acquired shares of our Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2007 Plan are generally granted without a requirement that the recipient pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the 2007 Plan, awards under other company plans, or other rights to payment from the company, and may grant awards in addition to and in tandem with other awards, rights or other awards.

Acceleration of Vesting; Change in Control.

The committee may provide in an award agreement, or otherwise determine, that upon a “change in control” as defined in the 2007 Plan, (i) options and stock appreciation rights that previously were not vested or exercisable become immediately exercisable, or (ii) that any restrictions applicable to restricted stock, deferred stock or other stock based awards immediately lapse. In addition, the committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”

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Amendment and Termination.

The Board may amend, alter, suspend, discontinue or terminate the 2007 Plan or the committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if that approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2007 Plan which might increase the cost of the 2007 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2007 Plan will terminate at the earliest of (a) when no shares of Common Stock remain available for issuance under the 2007 Plan, (b) termination of the 2007 Plan by the Board or (c) the tenth anniversary of the effective date of the 2007 Plan. Awards outstanding upon expiration of the 2007 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The 2007 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the 2007 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of us or any of our subsidiaries or affiliates, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and if the recipient is an employee, either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options.

The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

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An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and, if the optionee is an employee, either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the 2007 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2007 Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

We will be eligible for a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and, if the recipient is an employee, either the employee includes that amount in income or we satisfy our reporting requirements with respect to that amount.

Stock Appreciation Rights.

We may grant stock appreciation rights, which we refer to as “SARs”, separate from any other award, or in tandem with options under the 2007 Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash, the cash will be

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taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of an SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of an SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above). As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to us upon the grant or termination of SARs. Upon the exercise of an SAR, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code.

The 2007 Plan is also intended to comply with Section 409A of the Code and all provisions of the 2007 Plan are to be interpreted in a manner consistent with the applicable requirements of Section 409A of the Code. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that does not comply with section 409A could be subject to immediate taxation on the award (even if the award is not exercisable) and an additional 20% tax on the award.

Section 162 Limitations.

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2007 Plan whom the committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2007 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

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Reasons for Adoption of the 2007 Plan Amendments

As of the Record Date, options exercisable for 4,294,500 shares of Common Stock have been granted pursuant to the 2007 Plan and were outstanding and 500,000 RSUs have been granted (with a 2007 Plan effect of 750,000 shares), leaving only 705,500 shares of Common Stock available for future grants. As a small, developing company with limited available cash, we expect to grant options to our current and future officers, directors and employees as part of their incentive compensation. If the 2007 Plan Amendments were not adopted, we would be limited in our ability to grant additional options under the 2007 Plan which could adversely affect our ability to attract and retain qualified personnel. The potential benefit to be received from a 2007 Plan option is dependent on increases in the market price of the Common Stock. The ultimate dollar value of the 2007 Plan options that have been or may be granted under the 2007 Plan is not currently ascertainable.

Awards under the 2007 Plan

Benefits under the 2007 Plan will depend on a number of factors, including the fair market value of our Common Stock on future dates, and actual Company performance against performance goals established with respect to performance awards, if any. Consequently, other than the options described below, which have already been granted, it is not possible to determine the benefits that might be received by participants under the 2007 Plan.

As of October 29, 2013, we have previously granted options to purchase 4,294,500 shares of Common Stock and restricted stock units or RSUs under the 2007 Plan, to eligible participants, including the following current executive officers and directors:

New Plan Benefits

Name and Position	Number of Options	Number of RSUs
Jeffrey G. Spragens, Former Chief Executive Officer (1)	515,000	—
James J. Martin, Former Chief Financial Officer (2)	157,500	—
Charles J. Filipi, M.D.	110,000	—
Executive Group	782,500	500,000
Non-Executive Director Group	1,052,000	—
Non-Executive Employee Group	1,712,500	—

(1)	In connection with the closing of the Merger on September 3, 2013, Jeffrey G. Spragens resigned as Chief Executive Officer of the Company and Todd M. Pope was appointed as the Company’s Chief Executive Officer.
(2)	Mr. Martin resigned as the Company’s Chief Financial Officer and Joseph P. Slattery was appointed as the Company’s Chief Financial Officer, effective as of October 2, 2013. Mr. Slattery received 500,000 shares of restricted stock under the 2007 Plan and 500,000 shares of restricted stock as a stand-alone grant.

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ACTION 4: APPROVAL OF AMENDED AND RESTATED BYLAWS

General

Our Board and the Majority Stockholders approved an amendment and restatement of our Bylaws. The purpose of the amendment and restatement of our Bylaws is to reflect the Name Change.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 29, 2013 concerning the beneficial ownership of Common Stock and Preferred Stock by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock and Preferred Stock currently; (ii) each of our current directors; (iii) each of our current named executive officers; and (iv) all of our current executive officers and directors as a group. Ownership information is set forth as of October 29, 2013. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares. Unless otherwise indicated, the mailing address of each individual is c/o TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, NC 27560.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Outstanding Common Shares (2)	Number of Shares of Series B Preferred Stock (25)	Percentage of Outstanding Series B Preferred Stock (26)
Paul LaViolette (3) (24)	22,451,094	13.3%	1,154,979	15.3%
David Milne (4) (24)	22,433,674	13.3%	1,154,979	15.3%
William N. Starling (5) (24)	18,857,944	11.2%	866,234.4	11.5%
Jane H. Hsiao, Ph.D., MBA (6) (23)	15,726,151	9.2%	875,000	11.6%
Phillip Frost, M.D. (7) (23)	14,382,346	8.5%	742,000	9.8%
Dennis J. Dougherty (8) (24)	11,628,930	6.9%	598,706	7.9%
Todd M. Pope (9) (24)	3,761,117	2.2%	0	*
Charles J. Filipi, M.D. (10) (23)	2,824,092	1.7%	0	*
Richard M. Mueller (11) (24)	1,507,113	*	0	*
Richard C. Pfenniger, Jr. (12) (23)	357,000	*	0	*
Joseph P. Slattery	0	*	25,000	*
Aftab R. Kherani, M.D. (23)	0	*	0	*
All Executive Officers and Directors as a group (12 persons) (13)	91,495,787	51.8%	4,261,919.4	56.3%
Aisling Capital III, L.P. (17)	24,088,496	14.3%	1,240,176.4	16.4%
SV Life Sciences Fund (18)	22,433,674	13.3%	1,154,979	15.3%
Synergy Life Science Partners, L.P. (19)	16,825,253	10.0%	866,234.4	11.5%
Frost Gamma Investments Trust (14)	14,122,346	8.4%	742,000	9.8%
StepStone Funds (20)	11,791,010	7.0%	561,155.5	7.4%
Intersouth Partners VII, L.P. (21)	11,628,930	6.9%	598,706	7.9%
Quaker Bioventures II, L.P (22)	8,306,377	5.0%	427,647	5.7%
Chung Chia Company Limited (15)	3,366,403	1.9%	437,500	5.8%
Kwang Shun Limited (16)	3,225,000	1.9%	437,500	5.8%
Hsu Gamma Investments, LP (23)	1,913,470	1.1%	437,500	5.8%

*	Less than 1%.
(1)	A person is deemed to be the beneficial owner of shares of Common Stock underlying options and warrants held by that person that are exercisable as of October 29, 2013 or that will become exercisable within 60 days thereafter.
(2)	Based on approximately 168,355,715 shares of Common Stock outstanding as of October 29, 2013, on an as-converted into Common Stock basis. Each beneficial owner’s percentage ownership is determined assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable as of October 16, 2013 or that will become exercisable within 60 days thereafter have been exercised into Common Stock. The additional shares resulting from such exercise are included in both the numerator and denominator for such beneficial owner for purposes of their calculation.
(3)	SV Life Sciences Fund IV, L.P. holds 21,814,352 shares of Common Stock and 1,123,093.5 shares of Series B Preferred Stock. SV Life Sciences Fund IV Strategic Partners, L.P. holds 619,322 shares of Common Stock and 31,885.5 shares of Series B Preferred Stock. Paul LaViolette is a partner of a control person of both SV Life Sciences Fund IV, L.P. and SV Life Sciences Fund IV Strategic Partners, L.P. Paul LaViolette’s holdings include options to purchase 17,420 shares of Common Stock.
(4)	SV Life Sciences Fund IV, L.P. holds 21,814,352 shares of Common Stock and 1,123,093.5 shares of Series B Preferred Stock. SV Life Sciences Fund IV Strategic Partners, L.P. holds 619,322 shares of Common Stock and 31,885.5 shares of Series B Preferred Stock. David Milne is a managing partner of a control person of both SV Life Sciences Fund IV, L.P. and SV Life Sciences Fund IV Strategic Partners, L.P.

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(5)	Synergy Life Science Partners, L.P. holds 16,825,253 shares of Common Stock and 866,234.4 shares of Series B Preferred Stock. Synecor, L.L.C. holds 1,960,610 shares of Common Stock. William N. Starling is a managing director of Synergy Life Science Partners, L.P. and the chief executive officer of Synecor, L.L.C. William N. Starling’s Common Stock holdings include options to purchase 7,208 shares of Common Stock.
(6)	Dr. Hsiao’s ownership includes options to purchase 375,000 shares of Common Stock and 437,500 shares of Series B Preferred Stock. Dr. Hsiao’s Common Stock holdings also include beneficial ownership of shares held by Hsu Gamma Investments, L.P. (“Hsu Gamma”), which holds 1,913,470 shares of Common Stock and 437,500 shares of Series B Preferred Stock. Dr. Hsiao is the general partner of Hsu Gamma.
(7)	Includes options to purchase 260,000 shares of Common Stock and beneficial ownership of shares held by Frost Gamma Investments Trust (see note 14).
(8)	Intersouth Partners VII, L.P. holds 11,628,930 shares of Common Stock and 598,706 shares of Series B Preferred Stock. Dennis Dougherty is a principal of a control person of Intersouth Partners VII, L.P.
(9)	Includes options to purchase 3,761,117 shares of Common Stock.
(10)	Includes options to purchase 10,000 shares of the Common Stock and 1,403,523 shares held by Dr. Filipi’s spouse.
(11)	Includes options to purchase 1,507,113 shares of Common Stock.
(12)	Mr. Pfenniger’s ownership includes options to purchase 117,000 shares of Common Stock, due to accelerated vesting pursuant to a change in control resulting from the Merger.
(13)	Includes options to purchase 6,007,397 shares of Common Stock and warrants to purchase 3,000,000 shares of Common Stock.
(14)	Frost Gamma Investments Trust holds 13,122,346 shares of Common Stock and warrants to purchase 1,000,000 shares of Common Stock and 743,750 shares of Series B Preferred Stock. Dr. Phillip Frost is the trustee and Frost Gamma Limited Partnership is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma Limited Partnership. The general partner of Frost Gamma Limited Partnership is Frost Gamma Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation.
(15)	Includes warrants to purchase 550,000 shares of Common Stock. The address of Chung Chia Company Limited is Palm Grove House, PO Box 438, Road Town Tortola, British Virgin Islands.
(16)	Includes warrants to purchase 300,000 shares of Common Stock. The address of Kwang Shun Limited is TF No 308 Sec 2 Bade Rd., Taipei 10492, Taiwan.
(17)	The address of Aisling Capital III, LP is 888 Seventh Avenue, 30th Floor, New York, NY 10106.
(19)	The address of SV Life Sciences Fund is One Boston Place Suite 3900, 201 Washington Street, Boston, MA 02108.
(19)	The address of Synergy Life Science Fund is 3284 Alpine Road, Portola Valley, CA 94028.
(20)	The address of the StepStone Funds is 4350 La Jolla Village Drive, Suite 800, San Diego, CA 92122.
(21)	The address of Intersouth Partners VII, L.P. is 102 City Hall Plaza, Suite 200, Durham, NC 27701.
(22)	The address of Quaker Bioventures II, L.P is 2929 Arch Street, Philadelphia, PA 19104.
(23)	The address of this stockholder is 4400 Biscayne Blvd, Miami, FL 33137.
(24)	The address of this stockholder is 635 Davis Drive, Suite 300, Durham, NC 27560.
(25)	Based on 7,569,704.4 outstanding shares of Series B Preferred Stock.
(26)	Shares of Series B Preferred Stock are convertible into Common Stock at an exchange ratio of 10 shares of Common Stock to 1 share of Series B Preferred Stock.

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CHANGE OF CONTROL

Upon consummation of the Merger and effective as of September 3, 2013, each share of TransEnterix’s capital stock issued and outstanding immediately preceding the Merger was converted into the right to receive 1.1533 shares of SafeStitch’s Common Stock, other than those shares of TransEnterix’s Common Stock held by non-accredited investors, which shares were instead converted into the right to receive an amount in cash per share equal to $1.08, without interest, which is the volume-weighted average price of a share of Common Stock on the OTCBB for the 60-trading day period ended on August 30, 2013 (one day prior to the effective date of the Merger). Additionally, upon consummation of the Merger, SafeStitch assumed all of TransEnterix’s options and warrants issued and outstanding immediately prior to the Merger at the same exchange ratio, which are now exercisable into approximately 15,616,000 and 1,398,000 shares of Common Stock, respectively. Following the Merger, TransEnterix’s former stockholders now hold approximately 65% of the Common Stock on a fully-diluted basis.

Upon consummation of the Merger, we expanded our Board from seven to nine directors, three of whom are directors appointed by SafeStitch, and six of whom are directors designated by TransEnterix.

INTERESTS OF CERTAIN PERSONS ON MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Common Stock Increase or Name Change, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” In addition, the Company’s directors and executive officers have an interest in the approval of the 2007 Plan Amendments that is not shared by all holders of Common Stock, as such directors and executive officers may receive options in the future as a result in the increase in the number of shares authorized thereunder. As of the date of this Information Statement, Charles J. Filipi, M.D., our Chief Medical Officer, and Joseph P. Slattery, our Chief Financial Officer, and Jane H. Hsiao, Ph.D., Richard C. Pfenniger, Jr., and Phillip Frost, M.D., directors of the Company, are the only officers or directors who hold options or restricted stock under the 2007 Plan. Dr. Filipi owns options to purchase 110,000, and which options have a weighted average exercise price of $0.48 per share, and of which 10,000 in the aggregate are currently exercisable. Mr. Slattery was granted 500,000 shares of restricted stock under the 2007 Plan. Mr. Pfenniger, Dr. Frost and Dr. Hsiao each own options to purchase 117,000, 360,000 and 575,000 shares, respectively, and which options have a weighted average exercise price of $0.83 per share, and of which 752,000 in the aggregate are currently exercisable.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.

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We undertake to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain any of the documents incorporated by reference through the Securities and Exchange Commission (the “SEC”) or the SEC’s website as described above or on our corporate website at www.safestitch.com. You may request copies of the documents incorporated by reference in this Information Statement, at no cost, by writing or telephoning us at:

635 Davis Drive

Suite 300

Morrisville, NC 27560

Phone Number 919-765-8400

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports and other information with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. Those filings are also available to the public on our corporate website at www.safestitch.com. The information we file with the SEC or contained on, or linked to through, our corporate website or any other website that we may maintain is not part of this Information Statement. You may also read and copy, at the SEC’s prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room.

Statements contained in this Information Statement concerning the provisions of any documents are necessarily summaries of those documents, and each statement is qualified in its entirety by reference to the copy of the document filed with the SEC.

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Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

SAFESTITCH MEDICAL, INC.

SafeStitch Medical, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is SafeStitch Medical, Inc. The Corporation was originally incorporated under the name “NCS Ventures Corp”. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 19, 1988.

2. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and has been duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

3. The text of the Certificate of Incorporation is amended and restated to read as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, SafeStitch Medical, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Todd M. Pope, a duly authorized officer of the Corporation, on             , 2013.

Todd M. Pope,
Chief Executive Officer

Exhibit A

FIRST: The name of the Corporation is TransEnterix, Inc.

SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is 775,000,000, of which 750,000,000 shall be common stock, par value $0.001 per share, and 25,000,000 shall be preferred stock, par value $0.01 per share. The board of directors of the Corporation may determine the times when, the terms under which and the consideration for which the Corporation shall issue, dispose of or receive subscriptions for its shares, including treasury shares, or acquire its own shares. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value per share. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable by the Corporation.

A description of the different classes and series of the Corporation’s capital stock and a statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of and series of capital stock are as follows:

A. Common Stock. Except as provided in this Article (or in any resolution or resolutions adopted by the board of directors pursuant hereto) the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder. There shall be no cumulative voting rights in the election of directors. Each share of common stock shall have the same relative rights as and be identical in all respects with all shares of common stock.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and or sinking fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends but only when and as declared by the board of directors.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the common stock in the event of liquidation, dissolution or winding up of the full preferential amounts to which they are respectively entitled, the holders of the common stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall be entitled after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

B. Preferred Stock. The board of directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide by resolution for the issuance of preferred stock in series, including convertible preferred stock, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and relative, participating, optional and other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates after which they shall be redeemable, and the amounts per share payable in case of redemption, which amounts may vary under different conditions and at different redemption dates;

(f) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amounts of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other relative rights, preferences and limitations of that series.

No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the board of directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

FIFTH: The Corporation shall be under the direction of a board of directors. The board of directors shall consist of not less than three directors nor more than fifteen directors. The number of directors within this range shall be as stated in the Corporation’s by-laws, as may be amended from time to time. The terms, classifications, qualifications and election of the board of directors and the filling of vacancies thereon shall be as provided herein arid in the by¬laws.

At each annual meeting of stockholders, the successors to the directors shall be elected to hold office until the next succeeding annual meeting of stockholders or until their successors shall be elected and qualified.

Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, shall be filled for the unexpired term by the concurring vote of a majority of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for the remainder of the full term of the director whose departure caused the vacancy and until such director’s successor shall have been elected and qualified.

Any director may be removed with or without cause by an affirmative vote of at least a majority of the total votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for that purpose. At least 30 but not more than 60 days prior to such meeting of stockholders, written notice shall be sent to the director or directors whose removal will be considered at such meeting.

SIXTH: The board of directors shall have the power to amend from time to time the by-laws of the Corporation. Such action by the board of directors shall require the affirmative vote of at least a majority of directors then in office at a duly constituted meeting of the board of directors called for such purpose. The stockholders may amend by-laws made by the board of directors. Such action by the stockholders shall require the affirmative vote of at least a majority of the total votes eligible to be cast at a duly constituted meeting of stockholders called for such purpose.

SEVENTH: Except as otherwise permitted by the DGCL, no amendment of any provision of the Corporation’s Certificate of Incorporation shall be made unless such amendment has been approved both by the board of directors of the Corporation and by the stockholders of the Corporation by the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon at a duly called annual or special meeting.

EIGHTH: The following provisions are inserted to limit the liability of directors and officers of the Corporation to the full extent of the law allowable and for the conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by law,

(a) No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase which was illegal under section 174 of Title 8 of the Delaware Code relating to the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit.

(b) The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(c) The Corporation may indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or as serving at the request of the Corporation, as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court in which such action or suit was brought shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

(d) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to herein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(e) Any indemnification under paragraphs herein (unless ordered by a Court) shall be made by the Corporation upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

(f) The Corporation may pay expenses incurred by defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding in the manner provided herein upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

The indemnification and advancement of expenses provided for herein shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) The indemnification and advancement of expenses provided herein or granted pursuant to this provision shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or of any disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(h) The Corporation may purchase and maintain insurance on behalf of any person who is or was serving the Corporation in any capacity referred to hereinabove against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions herein.

The provisions herein shall be applicable to all claims, actions, suits, or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Exhibit B

AMENDED AND RESTATED

TRANSENTEREIX, INC.

2007 INCENTIVE COMPENSATION PLAN

TRANSENTERIX, INC.

2007 INCENTIVE COMPENSATION PLAN

1.	Purpose	3

2.	Definitions	3

3.	Administration	6

4.	Shares Subject to Plan	7

5.	Eligibility; Per-Person Award Limitations	8

6.	Specific Terms of Awards	8

7.	Certain Provisions Applicable to Awards	12

8.	Code Section 162(m) Provisions	14

9.	Change in Control	15

10.	General Provisions	17

TRANSENTERIX, INC.

2007 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2007 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist TRANSENTERIX, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” and “Beneficial Ownership” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of

Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option Awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Discounted Stock Appreciation Right” means any Stock Appreciation Right Awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be the Shareholder Approval Date.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(z) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the American Stock Exchange.

(bb) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(gg) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(hh) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ii) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(kk) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ll) “Prior Plan” means the 1996 Stock Option Plan of Cellular Technical Services Company, Inc., as amended.

(mm) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(nn) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(oo) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(rr) “Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(tt) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to,

Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(b) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 24,700,000. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and as one and one-half (1.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 24,700,000 shares.

(d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further Awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 2,500,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 1,000,000 Shares, subject to adjustment as provided in Section 10(c) (the “Adjustment”), provided, however, that the Adjustment will be limited to not less than 1,000,000 Shares for Options or Stock Appreciation Rights and not less than 500,000 for Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) two million dollars ($2,000,000) with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, two million dollars ($2,000,000) multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. [Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or other national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(d) Code Section 409A.

(i) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s separation from service, (v) the date the Participant becomes disabled, (w) the Participant’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled” and “specified employee” all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(ii) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(a) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(b) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(c) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(d) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, but subject to the absolute discretion and approval of the Committee, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company; (v) any acquisition by the Company; (w) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; (y) any acquisition by Dr. Phillip Frost or by any Person controlled by Dr. Phillip Frost, including, but not limited to, the Frost Gamma Investments Trust or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award

Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciation Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Exhibit C

AMENDED AND RESTATED

BYLAWS

OF

TRANSENTERIX, INC.

(a Delaware corporation)

The following are the Bylaws (“Bylaws”) of TRANSENTERIX, INC., a Delaware corporation (the “Corporation”), effective as of October [—], 2013.

ARTICLE I

OFFICES

Section 1.01 PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at 635 Davis Drive, Suite 300, Morrisville, NC 27560. The Board of Directors of the Corporation (the “Board of Directors”) may change the location of said principal executive office.

Section 1.02 OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.01 ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

Section 2.02 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board or by the President. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, subject to limits fixed by applicable law.

Section 2.03 PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

Section 2.04 NOTICE OF STOCKHOLDER MEETINGS. Written notice of each annual or special meeting of stockholders (the “Meeting Notice”) shall be delivered either personally or by mail to stockholders entitled to vote at such meeting no fewer than ten (10) nor more than sixty (60) days before the date of the meeting. The Meeting Notice shall include the time, date and location of the meeting to which such Meeting Notice relates. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, be set forth in the Meeting Notice. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

Section 2.05 NOTICE REQUIREMENTS FOR DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS.

(a) Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.05, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.05.

(b) Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the Corporation’s principal executive office: (i) in the case of an annual meeting, no fewer than 90 days nor more than 120 days prior to the first anniversary of the date of the Meeting Notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made; and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.

(c) Such stockholder’s notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Corporation’s books, of such stockholder and (B) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

(d) At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation’s Meeting Notice, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.05, who is entitled to vote at such meeting and who complies with the notice procedures set forth in Section 2.05(e).

(e) For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (d) of this Section 2.05, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive office of the Corporation no fewer than 90 days nor more than 120 days prior to the first anniversary of the date of the Meeting Notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the meeting is changed by more than 30 days from such anniversary date, to be timely, notice by the stockholder must be received no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made; and (iv) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

(f) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.05. Additionally, no person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.05. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that (i) the business was not properly brought before the meeting and in accordance with the procedures prescribed by this Section 2.05 or (ii) a nomination was not made in accordance with the procedures prescribed by these Bylaws. If the chairman of the meeting should so determine, he or she shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted or the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.05, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.05.

Section 2.06 CONDUCT OF MEETINGS. All actual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The Chairman of the Board shall be the chairman of any annual or special meeting of stockholders. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

Section 2.07 QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; provided, however, that this Section 2.07 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the “Certificate of Incorporation”), for the vote necessary for the adoption of any measure governed thereby. The stockholders present at a duly called and held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in this section. At any reconvened meeting following such adjournment at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 2.08 VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate of Incorporation.

Unless the Certificate of Incorporation or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of stockholders.

Section 2.09 PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the stockholder or the stockholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless: (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or as to any meeting by attendance at such meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of three (3) years from the date of the proxy, unless otherwise provided in the proxy.

A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient under applicable law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

Section 2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT. To the fullest extent permitted by law, whenever any action is required or permitted to be taken at a meeting of stockholders, by law, by the Certificate of Incorporation or by these Bylaws, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.11 RECORD DATE FOR STOCKHOLDER NOTICE AND VOTING. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor fewer than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such other action, and in this event only stockholders at the close of business on the record date are entitled to notice or to vote, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Delaware General Corporation Law.

If the Board of Directors does not so fix a record date:

(a) The record date for determining the stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day immediately preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day immediately preceding the day on which the meeting is held.

(b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.12 LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder present at such meeting.

Section 2.13 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12. The stockholders’ vote may be by voice vote or by ballot. Any stockholder may vote any number of his or her shares entitled to vote in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares that the stockholder is entitled to vote.

Section 2.14 WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though effected at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice, consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person attends the meeting for the express purpose of objecting and objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included if that objection is expressly made at the meeting.

Section 2.15 INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors shall appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder’s proxy, shall) make such an appointment.

The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

Subject to any provisions of the Certificate of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors of Election shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

ARTICLE III

DIRECTORS

Section 3.01 POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Certificate of Incorporation or these Bylaws.

Section 3.02 NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three (3) nor more than fifteen (15).

Section 3.03 ELECTION AND TERM OF OFFICE. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.06 of this Article III, and each director shall hold office for the term for which he is elected and until his successor is elected and qualified. Directors need not be residents of the State of Delaware, stockholders of the Corporation or citizens of the United States. Unless provided otherwise by applicable law, any director may be removed at any time, with or without cause, at a special meeting of the stockholders called for that purpose.

Section 3.04 ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation, removal or death. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

Section 3.05 REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

Section 3.06 VACANCIES AND ADDITIONAL DIRECTORSHIPS. Except as the Delaware General Corporation Law may otherwise require, and subject to the rights of the holders of any series of Preferred Stock with respect to the filling of vacancies or new directorships in the Board of Directors, newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3.07 REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held: (i) immediately following the annual meeting of the stockholders; (ii) without call at such time as shall from time to time be fixed by the Board of Directors; and (iii) as called by the Chairman of the Board in accordance with applicable law.

Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business at least three (3) days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws.

Notice of any meeting need not be given to any director who attends such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who waives notice thereof in a signed writing before or after such meeting.

Section 3.08 QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one (1) director, then the one director shall constitute a quorum. In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 3.09 VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

Section 3.10 PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: the Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation’s principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation’s principal executive office, as the Chairman of the

Board may designate or, in the absence of such designation, at the Corporation’s principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting shall act as secretary of the meeting. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

Section 3.11 FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

Section 3.12 COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of the Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, MUTATIS MUTANDIS, to any such Committee of the Board of Directors.

Section 3.13 WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, before or at its commencement, the lack of notice to that director.

Section 3.14 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 3.15 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place are fixed at the meeting adjourned.

Section 3.16 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

ARTICLE IV

OFFICERS

Section 4.01 DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, a Treasurer or Chief Financial Officer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting. Any number of offices may be held by the same person in accordance with Section 4.08 herein.

Section 4.02 CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

Section 4.03 PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

Section 4.04 TREASURER OR CHIEF FINANCIAL OFFICER. The Treasurer or Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors. The Treasurer or Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer or Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

Section 4.05 SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

Section 4.06 ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

Section 4.07 WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer’s duties and powers to any other officer of the Corporation.

Section 4.08 OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

Section 4.09 COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

Section 4.10 RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

Section 4.11 REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

ARTICLE V

INDEMNIFICATION OF DIRECTORS, OFFICERS,

EMPLOYEES AND OTHER CORPORATE AGENTS

Section 5.01 ACTION, ETC., OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of a subsidiary of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an “Agent”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 5.02 ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 5.03 DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of

Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

Section 5.04 INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections 5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys’ fees actually and reasonably incurred by such Agent in connection therewith.

Section 5.05 ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding at the discretion of the Board of Directors. If the Board of Directors authorizes advancement of expenses, then the Agent shall be entitled to receive such amount as the Board of Directors has authorized only upon the Agent entering into and delivering to the Board of Directors a written undertaking to repay such amount if it shall ultimately be determined that such Agent is not entitled to indemnification as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

Section 5.06 RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety (90) days, upon the written request of the Agent, unless, in the case of advancement, the Board of Directors has in its discretion determined not to advance expenses as provided in Section 5.05. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent’s expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

Section 5.07 OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

Section 5.08 INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

Section 5.09 CONSTITUENT CORPORATIONS. For the purposes of this Article V, references to “the Corporation” shall include, in addition to the Corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

Section 5.10 OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION’S REQUEST. For purposes of this Article V: references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article V.

Section 5.11 SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article V that shall not have been invalidated, or by any other applicable law.

ARTICLE VI

STOCK

Section 6.01 SHARES OF STOCK. The shares of the Corporation shall be represented by certificates, each of which shall represent and certify the number and class (and series, if appropriate) of shares of stock represented by such certificate in the Corporation; provided, that the Board of Directors may adopt a resolution permitting shares to be uncertificated. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical. Every holder of stock represented by certificates shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer or the Chief Financial Officer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 6.02 TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation (i) in the case of certificated shares, only by the registered holder thereof, in person or by such person’s duly authorized attorney lawfully constituted in writing, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation’s transfer agent, if the Corporation has a transfer agent, or to the Corporation’s registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar or (ii) in the case of uncertificated shares, upon receipt of proper transfer instructions from the registered holder thereof or by such person’s duly authorized attorney lawfully constituted in writing, and upon payment of all necessary taxes and compliance with appropriate procedures for transferring shares of stock in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the Corporation shall determine to waive such requirement. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation’s stock as it may deem expedient. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.03 TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

Section 6.04 STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

Section 6.05 LOST, STOLEN OR DESTROYED CERTIFICATES. In respect of any previously issued stock certificate that is alleged to have been lost, destroyed or wrongfully taken, the Corporation shall issue either a new stock certificate or uncertificated shares in place of such lost, destroyed or wrongfully taken certificate; provided, that the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate or uncertificated shares before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claims; (c) gives bond in such form as the Corporation may direct, to indemnify the Corporation, the transfer agent and registrar against any claim that may be made on account of the alleged loss, destruction or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Board of Directors. When any certificate has been lost, apparently destroyed or wrongfully taken, if the owner of record of the certificate fails to notify this Corporation within a reasonable time after notice that the certificate has been lost, destroyed or stolen, and if the proper officers or transfer agent of the Corporation register a transfer of the certificate before receiving such notification, such prior owner of record shall be precluded from asserting against the Corporation, any officer of the Corporation and the transfer agent of the Corporation, any claim for wrongful transfer of the certificate, any claim to a new certificate or any claim for rights normally accorded to stockholders of the Corporation.

ARTICLE VII

MISCELLANEOUS

Section 7.01 RELATIONSHIP BETWEEN BYLAWS, CERTIFICATE OF INCORPORATION, AND DELAWARE GENERAL CORPORATION LAW. To the extent that the Certificate of Incorporation or the Delaware General Corporation Law grant to any person any rights which are restricted under these Bylaws, and the Certificate of Incorporation or the Delaware General Corporation Law preclude the Bylaws from imposing such restriction, then the extent of such rights shall be as provided in the Certificate of Incorporation or the Delaware General Corporation Law, as the case may be, and these Bylaws shall be so interpreted.

Section 7.02 AMENDMENT. These Bylaws may be amended, altered or repealed by resolution adopted by the Board of Directors.